EXHIBIT 10.37

                  MODIFICATION OF RE-PURCHASE OPTION AGREEMENT

                                    PARTIES


      COMTRAD HOLDINGS, INC., a Utah corporation with an address at 3620 N.E. Miami Place, Miami, Florida 33137 ("COMTRAD").

      CLAUDIO OSORIO with an address at 3620 N.E. Miami Place, 33137 ("OSORIO").

      ALVIN PERLMAN with an address at 5771 Bridleway Circle, Boca Raton, Florida 33496-8149 ("PERLMAN").

                                    RECITALS

      A. COMTRAD, OSORIO and PERLMAN entered into that certain Re-Purchase Option Agreement dated June 30, 1994, amended May 9, 1996, copy of which is attached hereto and marked composite Exhibit A (the "Re-Purchase Agreement").

      B. The Parties hereto wish to modify that Re-Purchase Agreement upon the terms and conditions set forth herein.

                                     TERMS

      1. The foregoing recitals are true and correct and are incorporated herein.

      2. The term "Perlman Stock" shall mean and refer to 230,000 shares of Common Stock of COMTRAD, ("CHI Stock").

      3. The Re-Purchase Price for all of the Perlman Stock is $10,366,400.00, $45,0713 per share of the CHI Stock.

      4. The Option granted to COMTRAD/OSORIO pursuant to Section 1 of the Re-Purchase Agreement may be exercised at any time on or before June 30th, 1997.

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      5. The Put Option granted to PERLMAN in Section 2 of the Re-Purchase
Agreement may be exercised at any time during the thirty day period commencing on the day the Option granted under Section 1 of the Re-Purchase Agreement expires.

      6. In all other respects, the Re-Purchase Agreement is hereby ratified and confirmed.

      IN WITNESS WHEREOF, the PARTIES hereto have executed this Modification Agreement this _____ day of July, 1996.


WITNESSES:

------------------------------          COMTRAD HOLDINGS, INC.


/s/ ILLEGIBLE                           By:  /s/ CLAUDIO OSORIO
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                                        By:  /s/ CLAUDIO OSORIO
------------------------------             -----------------------------
                                             CLAUDIO OSORIO


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/s/ ILLEGIBLE                           By:  /s/ ALVIN PERLMAN
-----------------------------              -----------------------------
                                             ALVIN PERLMAN

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